FINANCIAL EXPENSES (INCOME), NET (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Financial income:
Interest income	$ (1,358)	$ (1,746)	$ (661)
Financial expenses:
Exchange rate differences and other	47	176	95
Amortization/accretion of premium/discount on marketable securities , net	584	212	151
Financial and other expenses, total	$ (727)	$ (1,358)	$ (415)